UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

LOJACK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-8439 (Commission File Number)	04-2664794 (IRS Employer Identification No.)

200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts (Address of Principal Executive Offices)	02090 (Zip Code)

Registrant’s telephone number, including area code:   (781) 326-4700

Item 12. Results of Operations and Financial Condition.

On November 10, 2003, LoJack Corporation (the “Company”) issued a press release setting forth the Company’s results of operations and financial condition for the third fiscal quarter ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOJACK CORPORATION (Registrant) By: /s/ Keith Farris Keith Farris Vice President of Finance and Chief Financial Officer

Date: November 10, 2003